Exhibit 99.1

Exhibit 99.1

Corporate Presentation

January 2014

NASDAQ: GALT

© 2014 Galectin

Therapeutics www.galectintherapeutics.com

NASDAQ:GALT

Forward Looking Statements

This presentation contains, in addition to historical information, statements that look forward in time or that express management’s beliefs, expectations or hopes. Such statements are forward-looking statements within the meaning of the

Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval for any of our drugs or treatments, the anticipated timeline for clinical trials and results, related market opportunities for our drugs, potential benefits of our drugs, efforts related to partnering opportunities with other companies, estimates regarding cash and spending, liquidity and funding requirements for clinical trials, and estimates regarding those impacted by NASH, liver fibrosis and cirrhosis. The risks and uncertainties impacting these statements include that our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval are subject to factors beyond our control. Our clinical trials may not begin or produce positive results in a timely fashion, if at all, and any necessary changes during the course of such trials could prove time consuming and costly. We may have difficulty in enrolling candidates for testing and we may not be able to achieve the desired results. Upon receipt of regulatory approval for any drug or treatment, we may face competition with other drugs and treatments that are currently approved or those that are currently in development, which could have an adverse impact on our ability to achieve revenues from the approved indication. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies.

Estimates regarding the potential benefits of our drugs and the potential market for any of our drugs may be inaccurate and, to the extent the estimates are correct, we may not be successful in achieving revenues from any such drugs, as the successful marketing of any approved drugs will be subject to strong competition within the health care industry and patient and physician acceptance of our drugs as safe, affordable and effective. Our ongoing discussions with other companies may not lead to partnering opportunities, and if we are unable to partner with other companies and/or raise additional capital, we will likely be unable to complete future stages of clinical trials and ultimately produce revenue from our drugs in development. Funding from potential sources of capital, including the potential exercise of warrants, may not materialize. To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our most recent Annual Report on Form 10-K and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2014 Galectin Therapeutics NASDAQ:GALT

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Agenda

The Company and Key Team Members

Galectin Inhibitors

Fibrosis Program – our primary focus Cancer Immunotherapy Summary

© 2014 Galectin Therapeutics NASDAQ:GALT

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What We Do

Clinical stage biopharmaceutical company targeting fibrotic diseases and cancer with novel compounds that inhibit galectin proteins (galectin-3)

Galectin proteins are important in the development and promotion of many inflammatory, fibrotic and neoplastic diseases

Currently in clinical trials in liver fibrosis and cancer

Liver fibrosis indication: NASH (Fatty Liver Disease) with advanced liver fibrosis Cancer immunotherapy indication: Metastatic melanoma

© 2014 Galectin Therapeutics NASDAQ:GALT

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Key Facts – As of January 9, 2014

Trading Symbol Nasdaq: GALT

Corporate Headquarters Norcross, GA (suburb of Atlanta)

Stock Price; 52 Week Range $13.49 $1.99—$14.20

Shares Outstanding 20.7 million

Daily Volume (50 day average) 332,583 shares

Market Capitalization $279 million

Debt $0

Cash & Equivalents $32.3 million

Estimated Spending in 2014 $14.5 million

Fiscal Year Ends December 31

Accounting Firm McGladrey LLP

© 2014 Galectin Therapeutics NASDAQ:GALT

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Experienced Leadership Team

James Czirr, Executive Chairman	• Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals, CEO, Minerva Biotechnologies Corporation
Peter G. Traber, MD President, CEO, CMO	• Over 28 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development. • GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of Medicine), Baylor College of Medicine (CEO)
Harold H. Shlevin, PhD COO & Corporate Secretary	• Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions. • Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (nka Novartis Vision) (SVP & co-founder), Tikvah Therapeutics (Founder, CEO), Board of Directors, Cardiome Pharma Corp. (NASDAQ: CRME)
Jack W. Callicutt CFO	• Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions. • CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Eliezer Zomer, PhD Pharmaceutical Development	• Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics. • Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University
J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance	• Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing. • Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics, Georgia Institute of Technology.

© 2014 Galectin Therapeutics
NASDAQ:GALT
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Agenda

The Company and Key Team Members

Galectin Inhibitors

Fibrosis Program – our key focus Cancer Immunotherapy Summary

© 2014 Galectin Therapeutics NASDAQ:GALT

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Galectins Inhibitors

Galectin family (15 members) are classified by structure and the number of carbohydrate binding domains (CRD).

Galectins bind via their CRD to oligosaccharides containing terminal galactose residues on macromolecules such as glycoproteins.

Function through binding glycoproteins on cell surface and extracellular space to modulate cellular and immune system function.

Galectin-3 is widely expressed, but highest in immune cells (macrophages)

Under normal physiological situations, galectin-3 is expressed at low levels In areas of acute or chronic inflammation and fibrogenesis, the gal-3 expression is markedly increased. The majority of cancers express high levels of galectin-3

Our proprietary drugs are complex carbohydrates with galactose residues that bind galectin proteins (galectin-3 > galectin-1)

Galactomannan (GM) class: GM-CT-01

Galacto-rhamnogalaturonate (GR) class: GR-MD-02

Discovery pipeline

Derivatives of GM and GR for subcutaneous administration Synthetic carbohydrates Small organic molecule galectin inhibitors

© 2014 Galectin Therapeutics NASDAQ:GALT

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Intellectual Property

GM-CT Class (current NCE is GM-CT-01)

US Composition of matter patent issued 2011 (expires 2023)

Five US issued method of use patents in combination with cancer therapy for increased efficacy and reduced side effects International Patents: 14 granted and 5 pending Method of use in liver fibrosis issued 2012 (expires 2026) Multiple method of use patents pending, but all uses covered by composition claims.

GR-MD Class (current NCE is GR-MD-02)

Composition of matter patent pending (priority 2011) Method of use in liver fibrosis patent issued (expires 2026) Method of use in NASH patent issued (expires 2031) Method of use for Cancer Immunotherapy pending (priority 2011) Method of use in Diabetic nephropathy pending (priority 2011) Method of use in lung fibrosis pending (priority 2012)

Sole ownership of compounds in development

© 2014 Galectin Therapeutics NASDAQ:GALT

Agenda

The Company and Key Team Members Galectins and Disease

Fibrosis Program – our key focus

Cancer Immunotherapy Summary

© 2014 Galectin Therapeutics NASDAQ:GALT

Fundamental Science on Target is Strong: Galectin-3 is critically important in the development of organ fibrosis

Galectin-3 null mice (no galectin-3) are resistant to fibrosis due to toxin-induced liver toxicity

Red stain is collagen, the principal component of fibrotic tissue

Mice treated with liver toxin to induce fibrosis

Normal mouse

No gal-3 mouse

Normal mice develop fibrosis whereas those without gal-3 do not

Henderson, et al 2006

Galectin-3 null mice are also resistant to fibrosis in:

Fatty liver disease Kidney fibrotic disease Lung fibrotic disease

© 2014 Galectin Therapeutics NASDAQ:GALT

Company’s Galectin Inhibitors Reverse Cirrhosis in Rat Model

Animal model presented a very high hurdle for drug treatment: Cirrhosis induced with high dose toxin and continued throughout drug treatment Treatment with four weekly doses

Percent Collagen

P<0.001

P<0.0001

40

30

20

10

V GR Gm

Vehicle GR-MD-02 GM-CT-01

Broad bands of collagen with nodule formation (N) indicates advanced fibrosis and cirrhosis

Reduction in collagen with thin and broken bands (arrow) indicates resolving fibrosis and cirrhosis

© 2014 Galectin Therapeutics NASDAQ:GALT

Galectin Inhibitor GR-MD-02 Improved Fat, Liver Cell Death, Inflammation, and Fibrosis in Mouse Model of Fatty Liver Disease (NASH) with Fibrosis

Fat Cell death Inflammation

X200

Fat Cell death Inflammation

X200

Control

X200

Control

X200

GR-MD-02 GR-MD-02

Red = Collagen

Red = Collagen

© 2014 Galectin Therapeutics NASDAQ:GALT

Potential Use in Lung Fibrosis: GR-MD-02 Reduces Fibrosis in Mouse Model

Lung fibrosis induced by tracheal instillation of bleomycin followed by four infusions of either vehicle or GR-MD-02

Ashcroft Score

5
4
3	2
1

0

P<0.0001

P<0.05

Saline

Bleo/Vehicle

Bleo/GR-MD-02

Normal Vehicle GR-MD-02

Large areas of confluent fibrosis.

Marked reduction in area and severity of fibrosis without aggregation into larger formations

© 2014 Galectin Therapeutics NASDAQ:GALT

Potential Use in Kidney Fibrosis:

GR-MD-02 Reduces Fibrosis in Diabetic Mouse

Sirius red-positive area (%)

2.0 p<0.05

1.5

1.0

0.5

0.0

Normal

Vehicle GR-MD-02

Normal

X200

Vehicle

X200

GR-MD-02

X200

Arrows show areas of interstitial fibrosis

Reduction in interstitial fibrosis

© 2014 Galectin Therapeutics NASDAQ:GALT

Liver Fibrosis Development Program

NASH (Non-Alcoholic SteatoHepatitis)

Multiple liver diseases lead to fibrosis

End stage fibrosis, or cirrhosis, leads to liver failure, medical complications, and death Only current therapy is liver transplant

There is no approved medical therapy for liver fibrosis Very large unmet medical need

First indication is fatty liver disease with fibrosis (non-alcoholic steatohepatitis, or NASH).

Prevalence of NASH in U.S. is between 9-15 million people Over 25% will develop cirrhosis; estimated prevalence of patients with advanced fibrosis is 6 million.

NASH cirrhosis projected to be primary reason for liver transplant

© 2014 Galectin Therapeutics NASDAQ:GALT

NASH with Fibrosis Development Program: Accomplishments

New strategic focus: 2011 Annual Stockholder Meeting NASH indication chosen based on pre-clinical experiments Multiple studies in animal models confirmed robust effect on inhibition and regression of fibrosis, as well as reduction in inflammation and cell death in the liver.

GR-MD-02 more effective than GM-CT-01

GMP drug substance and product produced by CMO

Studies completed in multiple species elucidating pharmacology, pharmacokinetics, and toxicology.

FDA review of IND for GR-MD-02 submitted Jan. 30, 2013 concluded that we may proceed with human clinical studies. Fast Tract Designation received in August 2013 Phase 1 trial: First cohort enrollment completed. Data to be reported around end of first quarter 2014.

© 2014 Galectin Therapeutics NASDAQ:GALT

Development Program: Targeting Therapy In The Progression of NASH

Decades

Obesity/Insulin Resistance/Diabetes

Steatosis (fatty liver)

NASH (inflammation, cell death)

Stage 1 2 3 Stage 4

Fibrosis Cirrhosis

Clinical Outcomes Complications Transplant Death

Early Disease Late Disease

No certainty of progression from early to late disease in an individual Late disease much closer to clinical outcomes

Because of effect on inflammation in NASH and ability to reduce existing fibrosis, our clinical program targets NASH patients with late disease

© 2014 Galectin Therapeutics NASDAQ:GALT

Phase 1 Clinical Trial

Patient inclusion: Biopsy proven NASH with advanced fibrosis (stage 3) Design: Each cohort has 8 patients (6 active, 2 placebo) Dose escalation combining single and multiple dose in design. Single IV dose followed by three additional weekly doses in each cohort. At least three dose escalation cohorts guided by PK. Option to add additional cohorts and extension of 10 additional patients to last cohort.

Dose: Starting dose of 2 mg/kg which is within the presumptive therapeutic range; next two cohort doses 4 mg/kg and 8 mg/kg.

Primary endpoints:

Patient safety

Pharmacokinetics Secondary endpoints:

Exploratory serum biomarkers to assess for potential treatment effect including markers for inflammation, cell death, and fibrogenesis. Considering adding FibroScan and HepQuant to next cohorts Timing of expected data from each cohort

Cohort 1: Mar-Apr 2014

Cohort 2: Jul-Aug 2014

Cohort 3: Oct–Nov 2014

© 2014 Galectin Therapeutics NASDAQ:GALT

Key Biomarkers for Assessing Potential Efficacy in Phase 1 Clinical Trial

Biomarkers associated with fibrosis

ELF (Enhanced Liver Fibrosis) Score: Includes measurement of hyaluronic acid, tissue inhibitor of metalloproteinase-1, and PIIINP (amino terminal propeptide of type III procollagen)

TGF-

Matrix metalloproteinase-1, -3, and -9

Lumican

Biomarkers associated with NASH—ballooning degeneration of hepatocytes

Cytokeratin-18 (M30 and M65 antibody tests)

Biomarkers associated with NASH inflammation

Cytokines: INF-, IL-6, IL-8, TNF-, CD-40 ligand

VEGF, Endothelin-1

Osteopontin

IP-10

© 2014 Galectin Therapeutics NASDAQ:GALT

Phase 2 Clinical Trial Plans

Patient inclusion: Biopsy proven NASH with advanced fibrosis (stage 3 and stage 4 with well compensated cirrhosis) Design: Randomized, placebo controlled, and double blind. Dose: Likely two dosage groups

Treatment Duration: 6-12 months TBD

Primary endpoint: Liver biopsy: Collagen proportional area

FDA-AASLD NASH endpoints workshop September 5-6, 2013

Galectin human NASH biopsy study done to guide design Timeline: Start around end of 2014; Top line data: 1H 2016.

Secondary endpoints:

Liver Biopsy: NASH Activity Score and Fibrosis Stage Liver function testing: HepQuant (bile acid clearance test) Imaging methods—Fibroscan or MR-elastography

Serum biomarkers based on analysis of Phase 1 data: ELF Score key biomarker

© 2014 Galectin Therapeutics NASDAQ:GALT

Competition in NASH

Most drugs in development focus on improving NASH activity score (fat, inflammation, and cell death) at a stage of the disease when there are minimal amounts of fibrosis.

PIVENS

FLINT trial (NIDDK and Intercept)

Few companies currently have programs focused on fibrosis which is the key cause of liver failure in patients

Galectin: GR-MD-02

Gilead: Lysyl oxidase-like-2 mAb (GS-6624): Monoclonal antibody that blocks the enzyme which cross links collagen fibers

Initiated Phase 2 trials in 2012 in patients with NASH and fibrosis

Top line data Q3 2015

© 2014 Galectin Therapeutics NASDAQ:GALT

Fibrosis Strategy Summary

NASH with Advanced Fibrosis: Evidence of efficacy of GR-MD-02 from well controlled phase 2 clinical trial Other Organ Fibrosis: Potential for partnering opportunities

Lung fibrosis – pre-clinical results suggest possible use in Idiopathic Pulmonary Fibrosis

Kidney fibrosis

Ongoing discussions with large pharmaceutical companies

Discussions will provide foundation for partnering opportunities at the most opportune time

© 2014 Galectin Therapeutics NASDAQ:GALT

Agenda

The Company and Key Team Members Galectin Inhibitors Fibrosis Program – our key focus

Cancer Immunotherapy

Summary

© 2014 Galectin Therapeutics NASDAQ:GALT

May 22, 2013

Cancer immunotherapy drugs will soon be a$35 bn global industry

May 22, 2013

“We believe this market will generate sales of up to $35 billion (a year) over the next 10 years and be used in some way in the management of up to 60 percent of all cancers,” Citi analyst Andrew Baum said on Wednesday.

Checkpoint Inhibitor Blockade

Marketed:

CTLA4 receptor mAb: Yervoy® (Ipilimumab, BMS)

In Development:

Anti-PD-1 (nivolumab BMS; lambrolizumab Merck)

Anti PD-L1 (MPDL3280A , Roche)

Cancer Immunotherapy Named Top Scientific Breakthrough of 2013 by Science Magazine

© 2014 Galectin Therapeutics NASDAQ:GALT

The Vast Majority of Cancers Secrete Large Amounts of Galectins Which Have Multiple Roles in Tumor Pathogenesis

Tumor cell invasion: extracellular matrix adhesion & detachment

Metastasis: cell invasion and migration

Angiogenesis

Tumor immunity has recently been shown to be critically affected by galectins

© 2014 Galectin Therapeutics

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Cancer Therapy Strategy

Focus on cancer immunotherapy based on the hypothesis that galectin inhibitors will enhance efficacy of immunotherapies

Metastatic melanoma is initial cancer indication

In US 76,000 new diagnoses and 9,100 deaths annually

5% five year survival for metastatic disease

Even with newly approved drugs, still a substantial unmet medical need

We have sought collaborations with institutions that have:

Demonstrated clinical trial expertise in melanoma

Tumor immunology basic science research

Ability to conduct clinical trials and assist in funding

Two collaborations have been established

Ludwig Cancer Institute, Brussels Belgium

Robert W. Franz Cancer Research Center, Earle A. Chiles Research Institute (EACRI) Providence-Portland Medical Center, Portland Oregon

© 2014 Galectin Therapeutics

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Potential sites of action for galectin inhibition in tumor immunology

Immunotherapies Checkpoint Inhibitor Blockage: anti-CTLA4 anti-PD1 Tumor Vaccines

CD8+ T-Cells + Galectin-3 Tumor Clonal Cells Galectin-3 Expansion T-Cells CD8+ T-Cells cytokines (kill tumor cells) Potential for galectin inhibitors to enhance anti-tumor immune response Potential for galectin inhibitors to enhance anti-tumor activity of T-cells by blocking “Galectin Effect” © 2014 Galectin Therapeutics

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Exploratory Clinical Trial at Ludwig Institute in Brussels Belgium

Metastatic melanoma trial, funded by Ludwig Institute, was initiated in 2011

Design was to prime patients for treatment with a melanoma specific peptide vaccine and then treat with GM-CT-01

Eight patients screened, 6 patients enrolled, and 3 patients reached treatment with GM-CT-01 and completed the protocol

No treatment emergent AE’s

2	patients with mixed response and 1 with progressive disease

Enrollment in the study has been suspended

Introduction of Yervoy ® and Zelboraf ® has markedly reduced/eliminated the ability to recruit patients

The Ludwig Institute does not currently have plans for regulatory approval of its peptide vaccine

© 2014 Galectin Therapeutics

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Pre-clinical studies show galectin inhibitors enhance immune response

Collaboration established in 2012 with Earle A. Chiles Research Institute (EACRI)

Pre-clinical results demonstrate that treatment with GR-MD-02 enhances antigen-specific CD8+ T-cell response and augmentation of memory CD8+ T-cells in non-tumor mice

In tumor bearing animals, the combination of checkpoint inhibitors (anti-CTLA4 and anti-PD1) with GR-MD-02 enhances CD8+ and CD4+ T-cell proliferation, reduces tumor size, and enhances survival in multiple mouse cancer models

Important to note that GM-CT-01 did not have an effect

These results have led to decision to initiate a clinical trial combining Yervoy with GR-MD-02

© 2014 Galectin Therapeutics

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Checkpoint inhibitor blockage plus GR-MD-02 boosts anti-tumor immunity in syngeneic mouse models of prostate and breast cancer

*p<0.05

aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy, BMS)] aPD-1 = anti-PD-1 mAb [positive results in clinical trials, BMS, Merck]

Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L. Redmond

© 2014 Galectin Therapeutics

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Initiation of a Phase 1B study of patients with metastatic melanoma using GR-MD-02 in combination with Yervoy® (ipilimumab)

The Providence Portland Medical Center (PPMC), associated with the EACRI submitted an IND for a clinical trial on 12/27/13

Patients with advanced melanoma for whom ipilimumab would be considered standard of care.

3+3 phase 1 design with dose escalation of GR-MD-02 in conjunction with standard doses of ipilimumab. 10 patients will be treated at maximum tolerated dose of GR-MD-02

Endpoints

Tumor response

Biological responses including memory CD4+ T-cells, memory CD8+ T-cells, melanoma specific T-cells, and composition of tumor immune infiltrate from tumor biopsies when available.

Initial funding of clinical trial by PPMC/EACRI. Galectin is providing GR-MD-02 study drug, reference to its IND, and PK analysis

© 2014 Galectin Therapeutics

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Cancer Therapy Strategy: Summary

Two immunotherapy agents have been approved for use to date, with many more vaccines and activators in development

Our strategy is to leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.

Providence Portland Medical Center and Earle A. Chiles Research Institute (EACRI): Ongoing pre-clinical studies; IND submitted for phase 1B clinical trial in patients with advanced melanoma treated with a combination of Yervoy and GR-MD-02

Ongoing discussions with large pharmaceutical companies in the immunotherapy space to seek a partnering opportunity to take beyond proof of concept from initial clinical trials

© 2014 Galectin Therapeutics

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Agenda

The Company and Key Team Members

Galectins and Disease

Fibrosis Program – our key focus

Cancer Immunotherapy

Summary

© 2014 Galectin Therapeutics

34 NASDAQ:GALT

Summary of Development Program

Liver Fibrosis

First indication: GR-MD-02 in NASH with advanced fibrosis

Phase 1 clinical trial underway; interim data expected March-April 2014

Other Organ Fibrosis: Studies to demonstrate broad application of drugs in organ fibrosis; seek partner

Cancer Therapy: Combination immunotherapy to enhance the ability of the immune system to recognize and kill tumor cells in metastatic melanoma

Leverage world class expertise in basic tumor immunology and in the conduct of melanoma clinical trials.

Ongoing discussions with large pharmaceutical companies to provide foundation for partnering opportunities at the most opportune time

© 2014 Galectin Therapeutics

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